As filed with the Securities and Exchange Commission on May 10, 2002
                                                      Registration No. 333-76067

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                   ----------

                         KANEB PIPE LINE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

                 DELAWARE                              75-2287571
     (State or other jurisdiction of      (I.R.S. Employer Identification No.)
      incorporation or organization)

                          2435 NORTH CENTRAL EXPRESSWAY
                             RICHARDSON, TEXAS 75080
                                 (972) 699-4062
   (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                EDWARD D. DOHERTY
                          2435 NORTH CENTRAL EXPRESSWAY
                             RICHARDSON, TEXAS 75080
                                 (972) 699-4062
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                    Copy to:
                                 JOHN A. WATSON
                           FULBRIGHT & JAWORSKI L.L.P.
                            1301 MCKINNEY, SUITE 5100
                                HOUSTON, TX 77010
                                 (713) 651-5151

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after this registration statement becomes effective, as determined by market conditions.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /X/

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-76067

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                                   ----------


                                                 CALCULATION OF REGISTRATION FEE
-------------------------------------------------------------------------------------------------------------------------------
  TITLE OF EACH CLASS OF                                PROPOSED MAXIMUM         PROPOSED MAXIMUM
     SECURITIES TO BE       AMOUNT TO BE REGISTERED    AGGREGATE OFFERING       AGGREGATE OFFERING     AMOUNT OF REGISTRATION
        REGISTERED                                     PRICE PER UNIT (1)              PRICE                   FEE(2)
-------------------------------------------------------------------------------------------------------------------------------
Units representing               225,639 units               $41.05                $9,262,480.95               $852.15
limited partner interests
-------------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) based on the average of the high and low prices as reported on the New York Stock Exchange on May 7, 2002.

(2) Calculated pursuant to Rule 457(o) of the Securities Act of 1933, as amended.

        THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE IMMEDIATELY UPON FILING WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 462(b) UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

================================================================================

                                EXPLANATORY NOTE

         This registration statement is being filed with respect to the registration of additional units representing limited partnership interests of Kaneb Pipe Line Partners, L.P. ("Kaneb"), a Delaware limited partnership, pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (Registration No. 333-76067) filed by Kaneb with the Securities and Exchange Commission on April 12, 1999, as amended by Amendment No. 1 thereto filed on June 3, 1999, and Amendment No. 2 thereto filed on June 18, 1999, which was declared effective June 25, 1999, including the exhibits thereto, are incorporated herein by reference. The required opinions and consents are listed on an Exhibit Index attached hereto and are filed herewith or otherwise incorporated by reference as noted.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richardson, Texas, on May 10, 2002.

                                           KANEB PIPE LINE PARTNERS, L.P.

                                           By: Kaneb Pipe Line Company LLC,
                                                 General Partner


Dated May 10, 2002                                  /s/ EDWARD D. DOHERTY
                                             -----------------------------------
                                                     Edward D. Doherty
                                                 Chairman of the Board and
                                                  Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates as indicated.


          SIGNATURE                   POSITION WITH THE GENERAL PARTNER                 DATE
          ---------                   ---------------------------------                 ----

     /s/ EDWARD D. DOHERTY             Chairman of the Board and Director             May 10, 2002
-------------------------------         (Principal Executive Officer)
       Edward D. Doherty                Vice President, Treasurer and
                                                  Secretary

  /s/ HOWARD C. WADSWORTH             (Principal Financial and Accounting             May 10, 2002
-------------------------------                   Officer)
    Howard C. Wadsworth

             *                                    Director                            May 10, 2002
-------------------------------
        Sangwoo Ahn

             *                                    Director                            May 10, 2002
-------------------------------
       John R. Barnes

             *                                    Director                            May 10, 2002
-------------------------------
       Murray R. Biles

             *                                    Director                            May 10, 2002
-------------------------------
       Frank M. Burke

             *                                    Director                            May 10, 2002
-------------------------------
       Charles R. Cox

             *                                    Director                            May 10, 2002
-------------------------------
        Hans Kessler

             *                                    Director                            May 10, 2002
-------------------------------
      James R. Whatley

* /s/ HOWARD C. WADSWORTH
-------------------------------
      Howard C. Wadsworth
        Attorney-in-Fact

                                  EXHIBIT INDEX



EXHIBIT
NUMBER            DESCRIPTION
------            -----------

5.1      --       Opinion of Fulbright & Jaworski L.L.P. as to the legality of the securities.

23.1     --       Consent of KPMG LLP.

23.2     --       Consent of Arthur Andersen LLP.

23.3     --       Consent of Fulbright & Jaworski L.L.P. (included in Exhibit
                  5.1).